Exhibit 99.906CERT

EXHIBIT 4: CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TEKLA HEALTHCARE OPPORTUNITIES FUND, do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of TEKLA HEALTHCARE OPPORTUNITIES FUND for the period ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TEKLA HEALTHCARE OPPORTUNITIES FUND for the stated period.

Dated:	6/3/16

	/s/ Daniel R. Omstead		/s/ Laura Woodward
	Name:	Daniel R. Omstead	Name:	Laura Woodward
	Title:	President	Title:	Treasurer

A signed original of this written statement required by Section 906 has been provided to TEKLA HEALTHCARE OPPORTUNITIES FUND and will be retained by TEKLA HEALTHCARE OPPORTUNITIES FUND and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.